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                                                                   EXHIBIT 10.29



                                                           Adopted June 29, 1998


                              RAILWORKS CORPORATION

                            1998 INCENTIVE STOCK PLAN


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                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
ss.1      BACKGROUND AND PURPOSE..................................................................................1

ss.2      DEFINITIONS.............................................................................................1
                  2.1      Affiliate..............................................................................1
                  2.3      Change in Control......................................................................1
                  2.4      Code...................................................................................2
                  2.5      Committee..............................................................................3
                  2.6      Director...............................................................................3
                  2.7      Fair Market Value......................................................................3
                  2.8      ISO....................................................................................3
                  2.9      Key Employee...........................................................................4
                  2.10     1933 Act...............................................................................4
                  2.11     1934 Act...............................................................................4
                  2.12     Non-ISO................................................................................4
                  2.13     Option.................................................................................4
                  2.14     Option Certificate.....................................................................4
                  2.15     Option Price...........................................................................4
                  2.16     Parent.................................................................................4
                  2.17     Plan...................................................................................4
                  2.18     RailWorks..............................................................................4
                  2.19     Restricted Stock.......................................................................4
                  2.20     Restricted Stock Certificate...........................................................5
                  2.21     Rule 16b-3.............................................................................5
                  2.22     Stock..................................................................................5
                  2.23     Subsidiary.............................................................................5
                  2.24     Ten Percent Stockholder................................................................5

ss.3      SHARES RESERVED UNDER PLAN..............................................................................5

ss.4      EFFECTIVE DATE..........................................................................................6

ss.5      COMMITTEE...............................................................................................6

ss.6      ELIGIBILITY AND ANNUAL GRANT CAPS.......................................................................6

ss.7      OPTIONS.................................................................................................7
                  7.1      Committee Action.......................................................................7
                  7.2      $100,000 Limit.........................................................................7

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
                  7.3      Grants to Directors.................................................................... 8
                  7.4      Option Price........................................................................... 9
                  7.5      Exercise Period........................................................................ 9

ss.8      RESTRICTED STOCK........................................................................................10
                  8.1      Committee Action.......................................................................10
                  8.2      Effective Date.........................................................................10
                  8.3      Conditions.............................................................................11
                           (a)      Conditions to Issuance of Stock...............................................11
                           (b)      Forfeiture Conditions.........................................................11
                  8.4      Dividends and Voting Rights............................................................12
                  8.5      Satisfaction of All Conditions.........................................................12
                  8.6      Section 162(m).........................................................................12

ss.9      NONTRANSFERABILITY......................................................................................13

ss.10     SECURITIES REGISTRATION AND RESTRICTIONS................................................................13

ss.11     LIFE OF PLAN............................................................................................14

ss.12     ADJUSTMENT..............................................................................................15
                  12.1     Capital Structure......................................................................15
                  12.2     Mergers................................................................................15
                  12.3     Fractional Shares......................................................................16

ss.13     SALE, MERGER OR CHANGE IN CONTROL.......................................................................16

ss.14     AMENDMENT OR TERMINATION................................................................................17

ss.15     MISCELLANEOUS...........................................................................................18
                  15.1     Stockholder Rights.....................................................................18
                  15.2     No Contract of Employment..............................................................18
                  15.3     Withholding............................................................................18
                  15.4     Construction...........................................................................19
                  15.5     Other Conditions.......................................................................19
                  15.6     Rule 16b-3.............................................................................19
                  15.7     Loans..................................................................................19


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                                      SS. 1

                             BACKGROUND AND PURPOSE

         The purpose of this Plan is to promote the interest of RailWorks by authorizing the Committee to grant Options to Key Employees and Directors and to grant Restricted Stock to Key Employees in order (1) to attract and retain Key Employees and Directors, (2) to provide an additional incentive to each Key Employee or Director to work to increase the value of Stock and (3) to provide each Key Employee or Director with a stake in the future of RailWorks which corresponds to the stake of each of RailWorks' stockholders.

                                      SS. 2

                                   DEFINITIONS

         Each term set forth in this ss. 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

         2.1 Affiliate -- means any organization (other than a Subsidiary) that would be treated as under common control with RailWorks under ss. 414(c) of the Code if "50 percent" were substituted for "80 percent" in the income tax regulations under ss. 414(c) of the Code.

         2.2 Board -- means the Board of Directors of RailWorks.

         2.3 Change in Control -- means (1) a "change in control" of RailWorks of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A for a proxy statement filed under Section 14(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), (2) a "person" (as that term is used in 14(d)(2) of the 1934 Act)




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becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act)
directly or indirectly of securities representing 20% or more of the combined voting power for election of directors of the then outstanding securities of RailWorks, (3) the individuals who at the beginning of any period of two consecutive years or less constitute the Board cease for any reason during such period to constitute at least a majority of the Board, unless the election or nomination for election of each new member of the Board was approved by vote of at least two-thirds of the members of the Board then still in office who were members of the Board at the beginning of such period, (4) the stockholders of RailWorks approve any dissolution or liquidation of RailWorks or any sale or disposition of 50% or more of the assets or business of RailWorks, (5) the stockholders of RailWorks approve a merger or consolidation to which RailWorks is a party (other than a merger or consolidation with a wholly-owned subsidiary of RailWorks) or a share exchange in which RailWorks shall exchange RailWorks shares for shares of another corporation as a result of which the persons who were stockholders of RailWorks immediately before the effective date of such merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger, consolidation or share exchange.

         2.4 Code -- means the Internal Revenue Code of 1986, as amended.

         2.5 Committee -- means a committee of the Board which shall have at least 2 members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a "non-employee director" under Rule

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16b-3 and an "outside director" under ss. 162(m) of the Code.

         2.6 Director -- means any member of the Board who is not an employee of RailWorks or a Parent or Subsidiary or "affiliate" (as such term is defined in Rule 405 of the 1933 Act) of RailWorks.

         2.7 Fair Market Value -- means (1) the closing price on any date for a share of Stock as reported by The Wall Street Journal under the Nasdaq Stock Market's quotation system (or under any successor quotation system) or, if Stock is no longer traded on the Nasdaq Stock Market, under the quotation system under which such closing price is reported or, if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available on such date, (2) such closing price as so reported in accordance with ss. 2.7(1) for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price or if no such price quotation is available, (3) the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

         2.8 ISO -- means an option granted under this Plan to purchase Stock which is intended to satisfy the requirements of ss. 422 of the Code.

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         2.9 Key Employee -- means an employee of RailWorks or any Subsidiary or
Parent or Affiliate designated by the Committee who, in the judgment of the Committee acting in its absolute discretion, is key directly or indirectly to the success of RailWorks.

         2.10 1933 Act -- means the Securities Act of 1933, as amended.

         2.11 1934 Act -- means the Securities Exchange Act of 1934, as amended.

         2.12 Non-ISO -- means an option granted under this Plan to purchase Stock which is intended to fail to satisfy the requirements of ss. 422 of the Code.

         2.13 Option -- means an ISO or a Non-ISO which is granted under ss. 7 of this Plan.

         2.14 Option Certificate -- means the written certificate which sets forth the terms and conditions of an Option granted to a Key Employee or Director under this Plan.

         2.15 Option Price -- means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

         2.16 Parent -- means any corporation which is a parent of RailWorks within the meaning of ss. 424(e) of the Code.

         2.17 Plan -- means this RailWorks Corporation 1998 Incentive Stock Plan as effective as of the date adopted by the Board in 1998 and as amended from time to time thereafter.

         2.18 RailWorks -- means RailWorks Corporation and any successor to RailWorks Corporation.

         2.19 Restricted Stock -- means Stock granted to a Key Employee under ss. 8 of this Plan.

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         2.20 Restricted Stock Certificate -- means the written certificate which sets forth the terms and conditions of a Restricted Stock grant to a Key Employee.

         2.21 Rule 16b-3 -- means the exemption under Rule 16b-3 to Section 16(b) of the 1934 Act or any successor to such rule.

         2.22 Stock -- means $.01 par value common stock of RailWorks.

         2.23 Subsidiary -- means a corporation which is a subsidiary corporation (within the meaning of ss. 424(f) of the Code) of RailWorks.

         2.24 Ten Percent Stockholder -- means a person who owns (after taking into account the attribution rules of ss. 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either RailWorks, a Subsidiary or Parent.

                                      SS. 3

                           SHARES RESERVED UNDER PLAN

         There shall be 2,000,000 shares of Stock reserved for use under this Plan. Such shares of Stock shall be reserved to the extent that RailWorks deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by RailWorks. Any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option or any shares of Restricted Stock which are forfeited or canceled thereafter shall again become available for use under this Plan, but any shares of Stock used to exercise an Option or to satisfy a withholding obligation shall not again become available for use under this Plan.

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                                      SS. 4

                                 EFFECTIVE DATE

         The effective date of this Plan shall be the date of its adoption by the Board, provided the stockholders of RailWorks (acting at a duly called meeting of such stockholders) approve such adoption within twelve (12) months of such effective date. Any Option or Restricted Stock granted before such stockholder approval automatically shall be granted subject to such approval.

                                      SS. 5

                                    COMMITTEE

         This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to ss. 13, ss. 14 and ss. 15 and Rule 16b-3) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on RailWorks, on each affected Key Employee or Director and on each other person directly or indirectly affected by such action.

                                      SS. 6

                        ELIGIBILITY AND ANNUAL GRANT CAPS

         Only Key Employees who are employed by RailWorks or a Subsidiary or Parent shall be eligible for the grant of ISOs under this Plan, and Key Employees and Directors shall be eligible for the grant of Non-ISOs under this Plan. Only Key Employees

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shall be eligible for the grant of Restricted Stock under this Plan. No Key
Employee in any calendar year shall be granted an Option to purchase more than 100,000 shares of Stock.

                                      SS. 7

                                     OPTIONS

         7.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant Options to Key Employees under this Plan from time to time to purchase shares of Stock; provided, however, that the Committee shall not grant new Options in exchange for the cancellation of outstanding Options which have a higher Option Price than the new Options. Each grant of an Option to a Key Employee shall be evidenced by an Option Certificate, and each Option Certificate shall set forth whether the Option is an ISO or a Non-ISO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan; however, if the Committee grants an ISO and a Non-ISO to a Key Employee on the same date, the right of the Key Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO. The Committee shall have the right to grant a Non-ISO and Restricted Stock to a Key Employee at the same time and to condition the exercise of the Non-ISO on the forfeiture of the Restricted Stock grant.

         7.2 $100,000 Limit. To the extent that the aggregate Fair Market Value of Stock (determined as of the date the ISO is granted) with respect to which ISOs first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Non-ISOs. The Fair Market Value of Stock subject to any other option (determined as

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of the date such option was granted) which (1) satisfies the requirements of ss.
422 of the Code and (2) is granted to a Key Employee under a plan maintained by RailWorks, a Subsidiary or a Parent shall be treated (for purposes of this $100,000 limitation) as if granted under this Plan. The Committee shall interpret and administer the limitation set forth in this ss. 7.2 in accordance with ss. 422(d) of the Code, and the Committee shall treat this ss. 7.2 as in effect only for those periods for which ss. 422(d) of the Code is in effect.

         7.3 Grants to Directors. The Board acting in its absolute discretion shall have the right to grant Options to Directors under this Plan from time to time to purchase shares of Stock; provided, however, that the Board shall not grant new Options in exchange for the cancellation of outstanding Options which have a higher Option Price than the new Options. Each grant of an Option to a Director shall be evidenced by an Option Certificate, and each Option Certificate shall set forth such terms and conditions of such grant as the Board acting in its absolute discretion deems consistent with the terms of this Plan. Each Non-ISO granted under this Plan to a Director shall be evidenced by an Option Certificate, shall expire 90 days after a Director ceases to serve as such or, if earlier, on the tenth anniversary of the date of the grant of the Non-ISO. A Non-ISO granted to a Director under this ss. 7.3 shall conform in all other respects to the terms and conditions of a Non-ISO under this Plan, and no Director shall be eligible to receive an Option under this Plan except as provided in this ss. 7.3. A grant of a Non-ISO to a Director under this ss. 7.3 is intended to be granted in a manner which continues to allow such Director to be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of ss. 162(m) of the Code, and all Non-ISOs granted to

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Directors under this ss. 7.3 shall be construed to effect such intent.

         7.4 Option Price. The Option Price for each share of Stock subject to an Option which is granted to a Key Employee or a Director shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to a Key Employee who is a Ten Percent Stockholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted. The Option Price shall be payable in full upon the exercise of any Option, and at the discretion of the Committee an Option Certificate can provide for the payment of the Option Price either in cash, by check or in Stock which has been held for at least six months and which is acceptable to the Committee or in any combination of cash, check and such Stock. The Option Price in addition may be paid through any broker facilitated cashless exercise procedure acceptable to the Committee or its delegate. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee or its delegate.

         7.5 Exercise Period. Each Option granted under this Plan to a Key Employee shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option granted to a Key Employee exercisable after the earlier of

         (1) the date such Option is exercised in full, or

         (2) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Key Employee is a Ten

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             Percent Stockholder on the date the Option is granted, or
         (3) the date which is the tenth anniversary of the date the Option is granted, if the Option is (a) a Non-ISO or (b) an ISO which is granted to a Key Employee who is not a Ten Percent Stockholder on the date the Option is granted.

An Option Certificate may provide for the exercise of an Option after the employment of a Key Employee has terminated for any reason whatsoever, including death or disability.

                                      SS. 8

                                RESTRICTED STOCK

         8.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant Restricted Stock to Key Employees under this Plan from time to time and, further, shall have the right to make new Restricted Stock grants in exchange for the cancellation of an outstanding Restricted Stock grant to such Key Employee. Each Restricted Stock grant shall be evidenced by a Restricted Stock Certificate, and each Restricted Stock Certificate shall set forth the conditions, if any, under which the grant will be effective and the conditions under which the Key Employee's interest in the underlying Stock will become nonforfeitable.

         8.2 Effective Date. A Restricted Stock grant shall be effective (1) as of the date set by the Committee when the grant is made or, if the grant is made subject to one, or more than one, condition, (2) as of the date such conditions have been timely satisfied.

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        8.3 Conditions.

         (a) Conditions to Issuance of Stock. The Committee acting in its absolute discretion may make the issuance of Restricted Stock to a Key Employee subject to the satisfaction of one, or more than one, condition which the Committee deems appropriate under the circumstances for Key Employees generally or for a Key Employee in particular, and the related Restricted Stock Certificate shall set forth each such condition, if any, and the deadline, if any, for satisfying each such condition. Stock subject to a Restricted Stock grant shall be issued in the name of a Key Employee only after each such condition, if any, has been timely satisfied or has expired in accordance with the terms of the related Restricted Stock Certificate, and any Stock which is so issued shall be held by RailWorks pending the satisfaction of the forfeiture conditions, if any, under ss. 8.3(b) for the related Restricted Stock grant.

         (b) Forfeiture Conditions. The Committee acting in its absolute discretion may make Restricted Stock issued in the name of a Key Employee subject to forfeiture upon a failure to satisfy one, or more than one, condition that the Committee acting in its absolute discretion deems appropriate under the circumstances for Key Employees generally or for a Key Employee in particular, and the related Restricted Stock Certificate shall set forth each such condition, if any, and the deadline, if any, for satisfying each such forfeiture condition or the expiration date, if any, for each such condition. Stock issued in the name of a Key Employee shall be forfeited unless each such forfeiture condition, if any, has been satisfied or has expired in accordance with the terms of the related Restricted Stock Certificate. Each share of Stock underlying a Restricted Stock grant shall be unavailable under ss. 3 after such grant is effective unless such share is forfeited as a result

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of a failure to timely satisfy a forfeiture condition, in which event such share of Stock shall again become available under ss. 3 as of the date of such failure.

         8.4 Dividends and Voting Rights. Each Restricted Stock Certificate shall specify what rights, if any, a Key Employee shall have with respect to the Stock issued in the name of a Key Employee, including rights to receive dividends and to vote, pending the forfeiture of such Stock or the satisfaction or expiration of each forfeiture condition, if any, with respect to such Stock. Furthermore, the Committee may grant dividend equivalent rights on Restricted Stock while such Stock remains subject to an issuance condition under ss. 9.2(a) under which cash equivalent to a dividend shall be paid to the Key Employee by RailWorks when a dividend is paid, and any such dividend equivalent right shall be set forth in the related Restricted Stock Certificate.

         8.5 Satisfaction of All Conditions. A share of Stock issued in the name of a Key Employee shall cease to be Restricted Stock at such time as a Key Employee's interest in such Stock becomes nonforfeitable, and the certificate representing such share shall be released by RailWorks (or RailWorks' delegate) and transferred to the Key Employee as soon as practicable thereafter.

         8.6 Section 162(m). Except where the Committee deems it in the best interests of RailWorks, the Committee shall use its best efforts to grant Restricted Stock either (1) subject to at least one condition which can result in the Restricted Stock qualifying as "performance-based compensation" under ss. 162(m) of the Code if the stockholders of RailWorks approve such condition and the Committee takes such other action as the Committee deems necessary or appropriate for such grant to so qualify under

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ss. 162(m) or (2) under such other circumstances as the Committee deems likely to result in an income tax deduction for the grant.

                                      SS. 9

                               NONTRANSFERABILITY

         No ISO granted to a Key Employee, Non-ISO granted to an Outside Director or Restricted Stock grant shall be transferable by a Key Employee or Outside Director other than by will or by the laws of descent and distribution, and any ISO granted to a Key Employee and Non-ISO granted to an Outside Director shall be exercisable during a Key Employee's or Outside Director's lifetime only by the Key Employee or Outside Director. No Non-ISO granted to a Key Employee shall be transferable other than (1) under circumstances that would permit the Non-ISO or the underlying Stock to be registered on a Form S-8 and (2) by will or by the laws of descent and distribution. The person or persons to whom an Option or Restricted Stock is transferred thereafter shall be treated as the Key Employee or Outside Director.

                                     SS. 10

                    SECURITIES REGISTRATION AND RESTRICTIONS

         Each Option Certificate or Restricted Stock Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option or the satisfaction or expiration of the forfeiture conditions, if any, on any Restricted Stock, the Key Employee or Outside Director shall, if so requested by RailWorks, agree to hold such shares of stock for investment and not with a view of resale or distribution to the public and, if so requested by RailWorks, shall deliver to RailWorks a written statement

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satisfactory to RailWorks to that effect. Each Option Certificate and Restricted
Stock Certificate also shall provide that, if so requested by RailWorks, the Key Employee or Outside Director shall make a written representation to RailWorks that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to RailWorks an opinion in form and substance satisfactory to RailWorks of legal counsel satisfactory to RailWorks that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option or upon the lapse of the forfeiture conditions, if any, on any Restricted Stock may at the discretion of RailWorks bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to RailWorks of legal counsel satisfactory to RailWorks that such registration is not required.

                                     SS. 11

                                  LIFE OF PLAN

         No Option or Restricted Stock shall be granted under this Plan on or after the earlier of

         (1) the tenth anniversary of the effective date of this Plan (as determined under ss. 4 of this Plan), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options have been

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             exercised in full or no longer are exercisable and all
             Restricted Stock grants under this Plan have been forfeited or the forfeiture conditions, if any, on such Stock have been satisfied in full, or

         (2) the date on which all of the Stock reserved under ss. 3 of this Plan has (as a result of the exercise of Options granted under this Plan or the satisfaction of the forfeiture conditions, if any, on Restricted Stock) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                     SS. 12

                                   ADJUSTMENT

         12.1 Capital Structure. The number, kind or class (or any combination thereof) of shares of Stock reserved under ss. 3 of this Plan, the number, kind or class (or any combination thereof) of shares of Stock subject to Options granted under this Plan and the Option Price of such Options as well as the number, kind or class of shares of Restricted Stock granted under this Plan shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of RailWorks, including, but not limited to, such changes as stock dividends or stock splits.

         12.2 Mergers. The Committee as part of any corporate transaction described in ss. 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with ss. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under ss. 3 of this Plan. Furthermore, the Committee as part of any corporate transaction described in ss. 424(a)

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of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with ss. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock underlying any Restricted Stock grants previously made under this Plan and any related grant conditions and forfeiture conditions, and the number, kind or class (or any combination thereof) of shares subject to Option grants previously made under this Plan and the related Option Price for each such Option, and, further, shall have the right (in any manner which the Committee in its discretion deems consistent with ss. 424(a) of the Code) to make Restricted Stock and Option grants to effect the assumption of, or the substitution for, restricted stock and option grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such restricted stock or option grants.

         12.3 Fractional Shares. If any adjustment under this ss. 12 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options grants and Restricted Stock grants shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this ss. 12 by the Committee shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under ss. 3" within the meaning of ss. 14 of this Plan.

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                                     SS. 13

                        SALE, MERGER OR CHANGE IN CONTROL

         If on any date RailWorks agrees to sell all or substantially all of its assets or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property or if a tender offer is made which could lead to a Change in Control (other than a tender offer by RailWorks or an employee benefit plan established and maintained by RailWorks), the Board shall waive any conditions to the exercise of all then outstanding Options and waive any then outstanding issuance and forfeiture conditions on any Restricted Stock and shall have the right to cancel such Options and Restricted Stock grants after providing each Key Employee and Director a reasonable opportunity to exercise his or her Options and to take such other action as necessary or appropriate to receive the Stock subject to any Restricted Stock grants.

                                     SS. 14

                            AMENDMENT OR TERMINATION

         This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the stockholders of RailWorks required under ss. 422 of the Code (1) to increase the number of shares of stock reserved under ss. 3, or (2) to change the class of employees eligible for Options. The Board also may suspend the granting of Options or Restricted Stock under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend

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

or cancel any Option or Restricted Stock granted before such suspension or termination unless (1) the Key Employee or Director consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of RailWorks or a transaction described in ss. 12 or ss. 13 of this Plan.

                                     SS. 15

                                  MISCELLANEOUS

         15.1 Stockholder Rights. No Key Employee or Director shall have any rights as a stockholder of RailWorks as a result of the grant of an Option granted to him or her under this Plan or his or her exercise of such Option pending the actual delivery of the Stock subject to such Option to such Key Employee or Director. Subject to ss. 8.4, a Key Employee's rights as a stockholder in the shares of Stock underlying a Restricted Stock grant which is effective shall be set forth in the related Restricted Stock Certificate.

         15.2 No Contract of Employment. The grant of an Option or Restricted Stock to a Key Employee or Director under this Plan shall not constitute a contract of employment or a right to continue to serve on the Board and shall not confer on a Key Employee or Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the related Option Certificate or Restricted Stock Certificate.

         15.3 Withholding. Each Option and Restricted Stock grant shall be made subject to the condition that the Key Employee or Director consents to whatever action the Committee directs to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to the exercise of such Option or

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



the satisfaction of any forfeiture conditions with respect to Restricted Stock issued in the name of the Key Employee or Director. The Committee also shall have the right to provide in an Option Certificate or a Restricted Stock Certificate that a Key Employee or Director may elect to satisfy federal and state tax withholding requirements through a reduction in the cash or the number of shares of Stock actually transferred to him or to her under this Plan.

         15.4 Construction. All references to sections (ss.) are to sections (ss.) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Delaware.

         15.5 Other Conditions. Each Option Certificate or Restricted Stock Certificate may require that a Key Employee or Director (as a condition to the exercise of an Option or a Restricted Stock grant) enter into any agreement or make such representations prepared by RailWorks, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise of an Option or Restricted Stock grant or provides for the repurchase of such Stock by RailWorks under certain circumstances.

         15.6 Rule 16b-3. The Committee shall have the right to amend any Option or Restricted Stock grant or to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to a Key Employee or Director as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.

         15.7 Loans. If approved by the Committee, RailWorks may lend money to, or guarantee loans made by a third party to, any Key Employee to finance the exercise of any Option granted under this Plan, and the exercise of an Option with the proceeds of any such loan shall be treated as an exercise for cash under this Plan. If approved by the Committee, RailWorks also may, in accordance with a Key Employee's instructions, transfer Stock upon the exercise of an Option directly to a third party in connection with any arrangement made by the Key Employee for financing the exercise of such Option.

         IN WITNESS WHEREOF, RailWorks Corporation has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.

                                   RAILWORKS CORPORATION

                                   By: /s/ Authorized Signature
                                      ------------------------------
                                   Date:   June 29, 1998
                                        ----------------------------


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